Impax Funds Series Trust I

Impax Global Social Leaders Fund

Supplement Dated March 19, 2026

to the Prospectus dated May 1, 2025

On March 11, 2026, Impax Funds Series Trust I’s Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) with respect to Impax Global Social Leaders Fund (the “Fund”), pursuant to which the Fund is expected to be liquidated and terminated on or about May 1, 2026 (the “Liquidation Date”).

In anticipation of the Fund’s liquidation, the Fund will cease the sale of shares to new shareholders upon the close of business on March 23, 2026; however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund. Existing shareholders of the Fund may redeem or exchange shares of the Fund for Institutional Class or Investor Class shares of any other Impax Fund at any time prior to the Liquidation Date as described under “How to Exchange Shares” in the Fund’s Prospectus.